UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2021 (February 16, 2021)

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 19, 2021, Moringa Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-half of a redeemable warrant of the Company (“Warrant”), each Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $100,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of an aggregate of 350,000 Units (the “Private Placement Units”) to Moringa Sponsor (US) L.P. (the “Subsidiary”), a wholly-owned subsidiary of the Company’s sponsor, Moringa Sponsor, L.P. (together with the Subsidiary, collectively, the “Sponsor”), which purchased 325,000 Units, and EarlyBirdCapital, Inc. (“EarlyBirdCapital”), which purchased 25,000 Units. The purchase price per Unit was $10.00, generating aggregate gross proceeds to the Company of $3,500,000. The Private Placement Units are identical to the Units sold in the IPO except that the warrants included therein, for so long as they are held by the Sponsor, EarlyBirdCapital or their respective affiliates: (1) will not be redeemable by the Company; (2) may not (including the Class A Ordinary Shares issuable upon exercise of those warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination; (3) may be exercised by the holders on a cashless basis; and (4) are entitled to registration rights (including the Class A ordinary shares issuable upon exercise of these warrants).

A total of $100,000,000 was placed in a U.S.-based trust account at Goldman Sachs & Co. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes (and up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public Class A ordinary shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public Class A Ordinary Shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public Class A ordinary shares if it does not complete an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement on Form S-1 (File No. 333-252615):

●	An Underwriting Agreement, dated February 16, 2021, between the Company and EarlyBirdCapital, Inc., as underwriter.

●	A Business Combination Marketing Agreement, dated February 16, 2021, between the Company and EarlyBirdCapital, Inc., as advisor.

●	A Warrant Agreement, dated February 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated February 16, 2021, among the Company and its officers, directors and the Sponsor.

●	An Investment Management Trust Agreement, dated February 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated February 19, 2021, between the Company and certain security holders.

●	An Administrative Services Agreement, dated February 16, 2021, between the Company and the Sponsor.

●	Private Units Purchase Agreement, dated February 19, 2021, between the Company and the Sponsor.

●	Private Units Purchase Agreement, dated February 19, 2021, between the Company and EarlyBirdCapital.

●	Indemnity Agreements, each dated February 19, 2021, between the Company and each of its executive officers and directors.

On February 16, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 16, 2021, between the Company and EarlyBirdCapital, Inc., as underwriter
1.2	Business Combination Marketing Agreement, dated February 16, 2021, between the Company and EarlyBirdCapital, Inc., as advisor
4.1	Warrant Agreement, dated February 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated February 16, 2021, among the Company and its officers and directors and Moringa Sponsor, L.P.
10.2	Investment Management Trust Agreement, dated February 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee
10.3	Registration Rights Agreement, dated February 19, 2021, between the Company and certain security holders
10.4	Administrative Services Agreement, dated February 16, 2021, between the Company and Moringa Acquisition Sponsor, L.P.
10.5.1	Private Units Purchase Agreement, dated February 19, 2021, between the Company and the Sponsor
10.5.2	Private Units Purchase Agreement, dated February 19, 2021, between the Company and EarlyBirdCapital, Inc.
10.6	Indemnity Agreement, dated February 19, 2021, between the Company and Ilan Levin
10.7	Indemnity Agreement, dated February 19, 2021, between the Company and Gil Maman
10.8	Indemnity Agreement, dated February 19, 2021, between the Company and Dan Yalon
10.9	Indemnity Agreement, dated February 19, 2021, between the Company and Craig J. Marshak
10.10	Indemnity Agreement, dated February 19, 2021, between the Company and Ruth Alon
10.11	Indemnity Agreement, dated February 19, 2021, between the Company and Michael Basch
10.12	Indemnity Agreement, dated February 19, 2021, between the Company and Eric Brachfeld
99.1	Press Release, dated February 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2021

MORINGA ACQUISITION CORP

By:	/s/ Ilan Levin
Name:	Ilan Levin
Title:	Chairman and Chief Executive Officer

4